Exhibit 99.2

ACCELERATING GROWTH: ACQUISITION OF A.L. GRADING CONTRACTORS, INC. AND INTERIM FINANCIAL UPDATE NASDAQ: CDNL

DISCLAIMER: FORWARD LOOKING STATEMENTS 2 This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Cardinal Infrastructure Group, Inc . ’s (“Cardinal”) acquisition (the “ALGC Acquisition”) of A . L . Grading Contractors, Inc . (“ALGC”) and the expected benefits of the ALGC Acquisition . Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward - looking statements . These statements involve risks and uncertainties and Cardinal’s Company’s actual results could differ materially from the results expressed or implied by such forward - looking statements . The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward - looking statements in this presentation include, but are not limited to, the possibility that any of the anticipated benefits of the ALGC Acquisition will not be realized to the extent or when expected ; the risk that integration of ALGC’s operations with those of Cardinal will be materially delayed or will be more costly or difficult than expected ; the challenges of integrating and retaining key employees ; the effect of the announcement of the ALGC Acquisition on ALGC’s and Cardinal’s business relationships, operating results and business generally ; difficulty in sustaining rapid revenue growth, which may place significant demands on Cardinal’s administrative, operational and financial resources, fluctuations in Cardinal’s revenue and the concentration of Cardinal’s business in the Southeastern United States . Cardinal has based these forward - looking statements largely on its current expectations and projections regarding future events and trends that it believes may affect its business, financial condition and results of operations . The outcome of the events described in these forward - looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in Cardinal’s Registration Statement on Form S - 1 ( 333 - 292034 ) (the “Registration Statement”), and elsewhere in the Registration Statement . Accordingly, you should not rely upon forward - looking statements as predictions of future events . Cardinal cannot assure you that the results, events and circumstances reflected in the forward - looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward - looking statements . Although forward - looking statements reflect the good faith beliefs of Cardinal’s management at the time they are made, forward - looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward - looking statements . Cardinal undertakes no obligation to publicly update or revise any forward - looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law . These cautionary statements qualify all forward - looking statements attributable to Cardinal or persons acting on its behalf .

DISCLAIMER: NON - GAAP MEASURES 3 This presentation includes a discussion of Adjusted EBITDA and Adjusted EBITDA Margin which are “Non - GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934 . Cardinal and ALGC report financial results in accordance with U . S . generally accepted accounting principles (“GAAP”) but believe that certain Non - GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of their respective ongoing operations and is useful for period - over - period comparisons of those operations . Non - GAAP measures should be used in addition to, and not in lieu of, results prepared in conformity with GAAP . Cardinal is not able to provide the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the forward - looking guidance of estimated Adjusted EBITDA Margin without unreasonable effort due to the inherent uncertainty and difficulty in predicting the timing and amount of certain items, including but not limited to amortization of intangible assets and depreciation, which may be significant and difficult to project with a reasonable degree of accuracy, as the allocation of purchase price to intangible assets and property and equipment has not yet been performed . Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond Cardinal’s control, Cardinal is also unable to predict their probable significance . The variability of these items could have an unpredictable, and potentially significant, impact on Cardinal’s future GAAP financial results .

ACCELERATING OUR SOUTHEAST EXPANSION 4 Annual Revenue 1 ALGC Financial Profile $160M 26.3% Adj EBITDA Margin 1 $151M Project Backlog 2 17.2% 10 - Year Revenue CAGR 1 A Fourth - Generation Site Development Leader Serving Complex Commercial, Industrial, and Residential Projects with Expansion Runway Across the High - Growth Southeast Market 1 Unaudited results for the trailing twelve months ended September 30, 2025. Adjusted EBITDA Margin is a non - GAAP financial measur e. See Appendix A - Reconciliation of Net Income Attributable to ALGC to Adjusted EBITDA and slide 3 titled “Disclaimer: Non - GAAP Measures”. 2 Unaudited estimate as of December 31, 2025. CDNL Headquarters ALGC Headquarters

STRATEGIC HIGHLIGHTS

LEADING POSITION IN A HIGH GROWTH MARKET

Provides an expansion opportunity for Cardinal into Georgia, which follows broader Southeast[1] trends supporting development investment, including ~2× U.S. population growth[2] and 13.4% manufacturing job growth in 2025[3].

MARGIN ACCRETIVE

Transaction is expected to be immediately accretive, shaping a higher-margin enterprise, as reflected in our consolidated 2026 Adjusted EBITDA Margin guidance at least 20%[4].

INTEGRATION OPPORTUNITIES

Positioned to drive margin expansion and improved valuation through disciplined execution and vertical integration opportunities.

ATTRACTIVE TRANSACTION MULTIPLE

Transaction multiple in-line with Management expectations at a stock + cash transaction value of $245.5M, with the equity consideration subject to a six-month post-closing lockup.

BEST-IN-CLASS LEADERSHIP

Deep industry expertise and strong cultural alignment, with management ownership in the consolidated company, focused on building the Southeast's premier site-development contractor.



[1]Southeast trends referenced defined as AL, FL, GA, NC, SC and TN.
[2]Source: U.S. Census Buereau
[3]Source: Construct Connect
[4]See 2026 Consolidated Guidance on Slide 7. Guidance reflects an estimated 10.5-month contribution from ALGC. Adjusted EBITDA Margin is a non-GAAP financial measure. Cardinal is unable provide the most directly comparable GAAP financial measure or a quantitative reconciliation thereto without unreasonable effort. See slide 3 titled "Disclaimer: Non-GAAP Measures".

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CARDINAL
INFRASTRUCTURE GROUP

TRANSACTION OVERVIEW 6 Purchase Consideration Cash + Term Loan Cardinal Equity 1 Total Consideration $128.6M $116.9M $245.5M Adj. EBITDA Multiple 2 5.8 x Pro Forma Net Leverage 3 1.27 x 1 Composed of 4,186,062 limited liability company units of Cardinal Civil Contracting Holdings LLC and an equal number of share s o f Cardinal Class B common stock, and 345,666 of Cardinal Class A common stock subject to a 6 - month lock - up. 2 Adjusted EBITDA is based on unaudited financials. Adjusted EBITDA is a non - GAAP financial measure. See Appendix A titled “Reconc iliation of Net Income Attributable to ALGC to Adjusted EBITDA“ and slide 3 titled “Disclaimer: Non - GAAP Measures”. 3 Represents Cardinal’s 2025 pro forma net leverage for the increased acquisition - related debt. Net Leverage defined as Total Net Debt / Adj. EBITDA. Total Net Debt represents Interest Bearing Debt + Finance Lease Obligations – Cash/Cash Equivalents. 4 Represents an approximately 4.5M increase in fully diluted shares. Fully diluted shares outstanding at December 31, 2025 were 38 ,335,131. Ÿ in Fully Diluted Shares 4 ~ 10.6%

2025 PRELIMINARY ESTIMATED RESULTS

Expected Full Year 2025 Ranges - CDNL[1]		
$452.3M - $459.7M	**17.8% - 18.0%**	**$678.3M - $685.7M**
Revenue	Adj. EBITDA Margin[2]	Backlog
+45% YoY[3]		**+33% YoY[3]**

Highlights

- Successfully integrated three acquisitions to expand capabilities and footprint in 2025 alone.
- IPO completed giving Cardinal additional financial resources and flexibility.
- Strong baseline organic growth in revenue and backlog reflecting durable demand and operational execution.


KOMATSU
KOMATSU
LINDER

[1]The preliminary estimated financial results for the year ended December 31, 2025 are based on currently available information and reflect Cardinal's current estimates and assessments. Cardinal has not completed its full year financial closing procedures and controls and governance procedures, and its independent registered public accounting firm has not completed any audit, review or set of procedures with respect to the preliminary estimated financial results and has not expressed any opinion or any other form of assurance with respect thereto. Actual reported results may differ materially from the preliminary results presented as a result of the completion of Cardinal's financial closing procedures and controls. These preliminary estimated financial results should not be viewed as a substitute for Cardinal's full audited financial statements prepared in accordance with GAAP. Accordingly, you should not place undue reliance on these preliminary estimated financial results.

[2]Adjusted EBITDA Margin is a non-GAAP financial measure. Cardinal is unable provide the most directly comparable GAAP financial measure or a quantitative reconciliation thereto without unreasonable effort. See slide 3 titled "Disclaimer: Non-GAAP Measures".

[3]At the midpoint.

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CARDINAL INFRASTRUCTURE GROUP

2026 CONSOLIDATED GUIDANCE[1]

Consolidated Full Year 2026 Guidance	
$664.9M - $678.3M	**at least 20%**
Revenue	Adj. EBITDA Margin[2]

Guidance is inclusive of the anticipated contribution from ALGC and represents an ~43% - 45% increase in Adjusted EBITDA over 2025[2].

Factors & Market Trends

- Robust project backlog signals strong momentum for turnkey civil services.
- Continue to recognize the operational and financial benefits from 2025 acquisitions.
- Strong Southeast commercial market tailwinds driven by manufacturing onshoring.
- Southeast states remain national leaders in population growth and housing permit activity.
- Lower interest rates should stimulate development activity and improve project financing conditions.

[1]Guidance reflects an estimated 10.5-month contribution from ALGC.
[2]Adjusted EBITDA Margin and Adjusted EBITDA growth are non-GAAP financial measures. Cardinal is unable provide the most directly comparable GAAP financial measure or a quantitative reconciliation thereto without unreasonable effort. See Slide 3 titled “Disclaimer: Non-GAAP Measures”.

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CARDINAL INFRASTRUCTURE GROUP

APPENDIX A: RECONCILIATION OF NET INCOME ATTRIBUTABLE TO ALGC TO ADJUSTED EBITDA 9 $ in Thousands Unaudited Trailing 12 Months Ended September 30, 2025 Revenue $ 159,851 Net income 33,347 Interest expense, net 46 Income tax expense 1,489 Depreciation and amortization expense 7,138 EBITDA $ 42,020 Other - Adjusted EBITDA $ 42,020 Net Income Margin 20.9% EBITDA Margin 26.3% Adjusted EBITDA Margin 26.3%